UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2003

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure.

On August 11, 2003, AirNet Systems, Inc. (the “Corporation”) issued a press release announcing that William R. Sumser, Chief Financial Officer, Treasurer, Secretary and Vice President — Finance of the Corporation, had resigned to pursue other interests.  The news release noted that Mr. Sumser had agreed to remain with the Corporation temporarily to assist in a smooth transition.  A copy of this news release is attached as Exhibit 99.1 and incorporated herein by reference.

On August 11, 2003, the Corporation issued a second press release announcing that Gary W. Qualmann had been appointed Chief Financial Officer, Treasurer and Secretary of the Corporation, effective September 1, 2003.  A copy of this news release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits:

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on August 11, 2003 announcing resignation of Chief Financial Officer

99.2	News Release issued by AirNet Systems, Inc. on August 11, 2003 announcing appointment of new Chief Financial Officer

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: August 12, 2003	By:	/s/ Joel E. Biggerstaff
Joel E. Biggerstaff
Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated August 12, 2003

AirNet Systems, Inc.

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on August 11, 2003 announcing resignation of Chief Financial Officer

99.2	News Release issued by AirNet Systems, Inc. on August 11, 2003 announcing appointment of new Chief Financial Officer